UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 8, 2016
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)    (Zip Code)
(855) 547-1461
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 8, 2016, the Board of Directors (the “Board”) of Axalta Coating Systems Ltd. (“Axalta”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Samuel L. Smolik to the Board as a Class I director, with a term expiring at Axalta’s 2018 annual general meeting. Mr. Smolik was appointed to fill the Board seat vacated by Wesley T. Bieligk, who resigned from the Board effective as of September 8, 2016 in accordance with the terms of Axalta’s Principal Stockholders Agreement following the sale by investment funds affiliated with The Carlyle Group (“Carlyle”) of 41,621,996 Axalta common shares in August 2016, representing all of Carlyle’s remaining ownership interest in Axalta.
Prior to his appointment, the Board concluded that Mr. Smolik satisfies all of the applicable independence requirements of Axalta, the New York Stock Exchange and the Securities and Exchange Commission. Mr. Smolik currently serves as Senior Vice President - Americas Manufacturing, LyondellBasell Industries N.V.
Upon his appointment to the Board, Mr. Smolik became entitled to receive the annual cash stipend for non-employee directors in the amount of $75,000, payable quarterly in arrears and prorated for partial service in the quarter. Mr. Smolik was also granted Restricted Stock Units (“RSUs”) under the Axalta Coating Systems Ltd. 2014 Incentive Award Plan with a grant date fair value of approximately $63,000, which is based upon a $200,000 annual grant amount, prorated based on the number of days remaining in the calendar year on his date of appointment to the Board divided by 365 and rounded to the nearest whole share, which RSUs shall vest ratably over three years on the first, second and third anniversary of the grant date.
Item 7.01. Regulation FD Disclosure.
On September 8, 2016, Axalta issued a press release announcing the appointment of Mr. Smolik to the Board. The press release is furnished as Exhibit 99.1 to this Item 7.01. The information furnished with this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 8, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	September 8, 2016	By:	/s/ Michael F. Finn
Michael F. Finn
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 8, 2016